Connecticut Water Service, Inc. NASDAQ: CTWS 3rd Annual Investor/Analyst Presentation December 13, 2017

NASDAQ: CTWS www.ctwater.com 2 Forward-Looking Statements Except for the historical statements and discussions, some statements contained in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward- looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. These forward-looking statements speak only as of the date of this presentation. Connecticut Water does not assume any obligation to update or revise any forward-looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company. Neither this presentation nor any verbal communication shall constitute an invitation or inducement to any person to subscribe for or otherwise acquire any Connecticut Water securities. For further information regarding risks and uncertainties associated with Connecticut Water’s business, please refer to Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the Company’s website www.ctwater.com and at www.sec.gov.

NASDAQ: CTWS www.ctwater.com 3 Connecticut Water New England’s Largest Publicly Traded Water Utility Market Data As of 11/8/17 unless otherwise noted • $ 982.5 Million Total Enterprise Value1 • $ 726.8 Million Market Capitalization • $ 110.6 Million Total Revenues LTM2 (9/30/17) • 95% Regulated, 5% Non-Regulated • 50.4% 1-Year Total Shareholder Return3 (12/31/16) • 1.9% Dividend Yield • Beta of -0.114 • S&P ‘A’ Rating (reaffirmed March 2017) Resources As of 11/8/17 unless otherwise noted • 450,000 People Served • 2,300 Miles of Pipeline • 294 Employees • 80 Communities • 135,000 Regulated Customers • $502.5 Million Rate Base5 (9/30/17) CTWS: NASDAQ 1 Total enterprise value is calculated as (Market Cap + Long-Term Debt (including current portion) + Preferred Stock) - Cash (Reconciliation in Appendix). 2 Last Twelve Months (LTM) 3 Total Shareholder Return is the return to an investor that includes stock price change and the reinvestment of dividends over a specific period. 4 Beta measures the volatility of a security relative to the overall market. A beta of less than one indicates lower risk than the market; a beta of more than one indicates higher risk than the market. Source: Yahoo Finance 5 Rate Base value is calculated as (Net Utility Plant + Materials and Supplies + Working Capital Adjustment + certain Deferred Charges and Other Costs) – (Advances for Construction + Unamortized Contributions in Aid of Construction + Deferred Federal and State Income Taxes + Unamortized Investment Tax Credits + certain Other Long-Term Liabilities).

NASDAQ: CTWS www.ctwater.com 4 Connecticut Water Value Proposition • Regionally focused, regulated water utilities (96% regulated earnings LTM as of 9/30/17) • Maine acquisitions provide diversified, multi-state utility base and greater business scale • Constructive regulatory environment with attractive investment recovery mechanisms Diversified, Regulated Utility Business  Conservative growth strategy focused on utility infrastructure investment  Proven track record executing accretive acquisitions  Complementary, low-risk, non-regulated utility services business  Focus on maintaining a strong balance sheet and liquidity  “A” credit rating from S&P (as of March 2017)  Balanced approach to financing growth and prudent operating cost management  Consistently raised dividend payments for 48 consecutive years  High-quality, well-maintained asset system  Experienced management team with an average of 18 years utility experience  ≥ 85% customer satisfaction distinction in each of the last 16 years (GreatBlue – Independent Research Firm) Low Risk, Regulated Growth Plan Strong Financial Profile Operational Excellence

• CapEx investment in water utility infrastructure and earning a return “of and on” that investment • Constructive regulatory relations with state commissions to align customer and shareholder interests • Prudent acquisitions of other water systems • Supplement regulated earnings with low risk, core water utility services where a competitive advantage exists Our Growth Strategy NASDAQ: CTWS www.ctwater.com 5

NASDAQ: CTWS www.ctwater.com 6 Our Building Blocks Environment Shareholders/Growth Customers Employees  Passionate about stewardship and the value of water  Protect and manage water and watershed for sustainability to serve current and future generations  Harness power of WRA to reduce carbon footprint and resource consumption  Business is water service – not selling water  Reducing lost water in our systems is an executive compensation metric  Leverage regulatory compact  Infrastructure investment and earning a return “of and on” investment  Low risk, supplemental non-regulated earnings  Maintain constructive regulatory relationships  Deliver acquisitions that deliver shareholder value  Provide high-quality water  Responsive and courteous service  High level of community engagement  Deliver world-class service  Customer satisfaction is a compensation metric for all employees  Passionate employees delivering a life sustaining service  Values-based, team-oriented approach  Employee satisfaction is executive compensation metric  Safe and secure workplace  Invest in education and leadership development for our water professionals

NASDAQ: CTWS www.ctwater.com 7 Regulated Business • 96% of net income attributable to regulated operations (LTM as of 9/30/17) • Core regulated subsidiaries: – Connecticut Water Company (CWC) – Maine Water Company (MWC) – Heritage Village Water Company (HVWC) – Avon Water Company (AWC) • 135,000 utility customers (~90% residential) • 2,300 miles of pipe • 250 active wells / 25 surface water supplies • Safe, dependable yield = 185 million gallons/day • 80% safe yield from surface water supplies • Rate Base $502.5MM as of 9/30/17 – $439.7MM in Connecticut – $62.8MM in Maine • 294 employees Connecticut Presence Maine Presence

NASDAQ: CTWS www.ctwater.com 8 Rockville Water Treatment Facility • ‘Generational’ Investment in Rockville Water Treatment Facility – $35MM project replaced 1970 facility – Capacity to meet current and future needs – State-of-the-art treatment – Increased operational efficiency and environmental benefits • Designed mirroring LEED1 standards • Energy and water efficient treatment 1 Leadership in Energy and Environmental Design

NASDAQ: CTWS www.ctwater.com 9 1 After tax return in Connecticut Regulated Model Earnings Growth CapEX Drives Earnings Invest in Water Plant $120.00 Capitalize 50% with Debt $60.00 Capitalize 50% with Equity (1 share of CTWS) $60.00 9.75% 1 Regulatory Return on Equity (per new share of CTWS) $5.85 2016 Earnings per Share $2.12

NASDAQ: CTWS www.ctwater.com 10 Constructive Regulatory Environment Connecticut Maine Infrastructure Surcharge Program   Single Tariff  Revenue Decoupling  * 6-Month Rate Case  Streamlined Rate Case  * A water revenue adjustment mechanism law in Maine became available to regulated water utilities in Maine on October 15, 2015. Maine Water is currently precluded from seeking new rates outside of the Biddeford and Saco division due to various agreements with the MPUC, but is evaluating how and when this new mechanism can be implemented in the future.

NASDAQ: CTWS www.ctwater.com 11 CTWS Acquisition Track Record Opportunity for Growth • Industry pacing customer growth rate of more than 45%, primarily through our Maine acquisitions • 60+ total water system acquisitions in 25 years – over 40 in the past 10 years • Over 800 separate community water systems and over 300 wastewater operations in Connecticut and Maine alone

NASDAQ: CTWS www.ctwater.com 12 Recently Completed Acquisitions • Avon Water Company – Closed on July 1, 2017 – $39.1MM enterprise value – 4,800 water customers – Leadership retained (local – well respected) • Heritage Village Water Company – Closed on February 27, 2017 – $21.5MM enterprise value – 4,700 water customers – 3,000 wastewater customers

NASDAQ: CTWS www.ctwater.com 13 Maine Acquisitions  Aqua Maine – Closed January 1, 2012 – $53.5MM enterprise value (100% cash consideration) – 16,000 Maine customers – Retained highly regarded local management team • Biddeford and Saco Water Company – Closed December 10, 2012 – $19.8MM enterprise value (stock-for-stock consideration) – 15,500 Maine customers – Merged into Maine Water in 2014 – November 2014 rate case settled through Stipulation Agreement in March 2015 • 76.5% of revenue increase requested was approved – June 2017 rate application filed requesting $1.57MM revenue increase • December 2017 decision approves $1.56MM revenue increase effective 12/1/17 • Rate Base of Maine acquisitions was $62.8MM as of 9/30/17

NASDAQ: CTWS www.ctwater.com 14 • Long-term water provider for UConn and surrounding area – Acquired ~300 off-campus customers – Supplemental source of supply for growing University – 50 year agreement to supply UConn – Enables Mansfield’s growth plans • Pipeline construction completed and in service • Locks in expanded service area Territory Acquisition

NASDAQ: CTWS www.ctwater.com 15 Connecticut Water Service, Inc. Committed to ESG and Sustainability Social Governance Environmental • A ‘Day of Service’ for employees launched in 2016 • H2O Hardship Assistance Program serving customers with financial challenges • Active Employee Safety Committee o CT Construction Industry Association - Safety Award - 14 straight years o Workplace Violence Prevention Program • Water Drop Watcher Program, educating > 1,000 school age children about water conservation and the water cycle • Partnering with Coastal Mountain Land Trust to preserve 1,400 acres and create recreation opportunities in Maine • CT Fleet miles reduced > 25% since 2008 • Since 2001 >1,000 acres of Connecticut land protected as open space • Employees are keeping our watersheds pristine by removing tons of trash from our watersheds >1800 lbs. per effort • All Employees participate in training on ethics, conduct and cyber security • CTWS Board of Directors recognized for exceeding gender parity • Transparency in executive and employee compensation

NASDAQ: CTWS www.ctwater.com 16 2016 Corporate Sustainability Report • Conducting our business in a way that respects the natural environment • Values service to customers, communities, employees and shareholders • Available for viewing and download at http://ir.ctwater.com

FINANCIAL OVERVIEW

NASDAQ: CTWS www.ctwater.com 18 Financial Management • Maintain continuing improvement to operating margin • Balanced capital structure • Use tools provided by legislation – Maximize rate base in rates (WICA/WISC) – Conservation adjustment • Drive down borrowing costs

NASDAQ: CTWS www.ctwater.com 19 $3.4 $10.1 $13.2 $14.0 $13.4 $13.7 $21.4 $23.4 $21.0 $22.2 $23.0 $16.2 $18.7 $19.9 $27.6 $26.2 $22.9 $24.7 $32.7 $45.0 $47.8 $66.3 $55.41 $66.2 $0 $18 $36 $54 $72 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017B 2018B Infrastructure Investment Drives Rate Base Growth • Attractive, near-term regulated growth opportunities through investment in core infrastructure • Strategy to balance investment and rate recovery time Capital Expenditures / WICA & WISC Expenditures ($ in millions) Annual WICA/WISC Total CapEx 10 Year CAGR 15% 5 Year CAGR 24% 2017 and 2018 are Budgeted 1 2017 does not include the Heritage Village Water or Avon Water acquisitions

NASDAQ: CTWS www.ctwater.com 20 2018 Planned Capital Spending 2018 Planned Capital Spending WICA/WISC $23.0MM Treatment 15.8MM Non-WICA/WISC Water Mains $2.4MM IT $6.6MM Other 1 $11.8MM Facilities $2.6MM 1 Examples include: well development, dam replacement, water tank replacements • More than $225MM of identified infrastructure investment (2018 – 2020) • ‘Generational’ Spend on Biddeford Water Treatment Facility – In service since 1884

NASDAQ: CTWS www.ctwater.com 21 Infrastructure Recovery Mechanisms Connecticut (WICA) Maine (WISC)  Water Infrastructure and Conservation Adjustment  1st used in 2009  Eligibility – Infrastructure replacement, meters, hydrants, conservation equipment  5% annual cap  10% maximum adjustment  $16.9MM expenditures in 2016  1.56% increase effective 10/1/17  Current cumulative surcharge 9.81%  Water Infrastructure Charge  1st used in 2014  Eligibility – Virtually all capital investment  Annual Cap 6% to 10% depending on size of water system  10% to 20% maximum adjustment depending on size of water system  $4.1MM expenditures in 2016  Surcharge varies by water system  Average WISC is 6.97%

NASDAQ: CTWS www.ctwater.com 22 Repair Tax Facts - CTWS • Adopted by CTWS – In Connecticut for 2012 – In Maine for 2014 – Required “flow-through” tax treatment in both states • What it means – Vast majority of annual investment in infrastructure replacement is immediately deductible for tax purposes – The same investment grows rate base as it always has

NASDAQ: CTWS www.ctwater.com 23 Repair Tax Facts - CTWS • It is NOT temporary. Our annual commitment to replacing 1% - 2% of our pipe will continue to generate deductions that significantly lower or eliminate annual tax expense. Single digit effective tax rate expected to be the norm. • Closes rate differential with municipalities • Utility Operating Margin vastly improved due to a lower portion of each dollar collected required to support Operating Costs

NASDAQ: CTWS www.ctwater.com 24 Utility Operating Margin Efficiency Measure 22.5% 22.8% 22.0% 22.0% 23.6% 24.4% 25.0% 27.7% 28.6% 29.3% 5% 10% 15% 20% 25% 30% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Utility Operating Income as a percentage of Operating Revenue

NASDAQ: CTWS www.ctwater.com 25 High Quality Earnings $11.3 $13.6 $18.2 $21.3 $22.8 $23.4 $23.9 $10 $15 $20 $25 2011 2012 2013 2014 2015 2016 LTM Net Income $1.31 $1.55 $1.68 $1.95 $2.07 $2.12 $2.10 $1.25 $1.50 $1.75 $2.00 $2.25 2011 2012 2013 2014 2015 2016 LTM Earnings Per Share (in millions) 5 Year CAGR 16% 5 Year CAGR 10% 1 Last twelve months as of 9/30/17 1 1

NASDAQ: CTWS www.ctwater.com 26  New England Water Utility Services (NEWUS) in Connecticut and Maine Water in Maine provide a variety of complementary water- and wastewater-related utility services to residential, commercial, industrial, and municipal clients ◦ Contract operation of water and wastewater systems for other utilities, businesses, municipalities, and the University of Connecticut’s Storrs campus, and related services (>35 client systems) ◦ Linebacker® program (>21,000 residential customers enrolled)  Offers basic and expanded plans to include water service line, wastewater line and in-home plumbing  Initial expansion to non-customers in 2015 Low Risk Non-Regulated Business Services & Rentals Segment Net Income ($ in millions) Highlights  Complementary geographic focus (Connecticut, Maine, New Hampshire)  Low risk, fee-based revenue  No capital at risk $1.4 $1.5 $1.5 $1.4 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 2012 2013 2014 2015 2016

NASDAQ: CTWS www.ctwater.com 27 Stable & Growing Dividend • Board increased dividend on common shares by 5.3% for second quarter 2017 • Annual dividend yield 1.9% as of 11/9/17 • Dividend paid without interruption or reduction for 245 consecutive quarters • Increased dividend payments for 48 consecutive years • 2016 Dividend Payout Ratio = 54% Annual Dividend $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.05 $1.115 $1.19 $0.80 $1.00 $1.20 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Current Rate Annualized On November 9, 2017, the Company’s Board declared a quarterly cash dividend of $0.2975 per common share payable on December 15, 2017.

NASDAQ: CTWS www.ctwater.com 28 Performance 18.6% 25.8% 18.6% 0% 10% 20% 30% 1 year 3 year 5 year Average Annual 1, 3 & 5-Year Total Shareholder Return @ 11/30/17

NASDAQ: CTWS www.ctwater.com 29 Water, the basic ingredient of Life…

NASDAQ: CTWS www.ctwater.com 31 Our Vision… Serving Our Customers, Shareholders and Employees at World Class Levels Appendix

NASDAQ: CTWS www.ctwater.com 32 Selected Financial Data Nine Months Ended September 30, 2017 (In thousands except per share amounts) Operating Revenues $82,162 Other Water Activities Revenues 1,096 Real Estate Revenues 212 Service and Rentals Revenues 3,745 Total Revenues $87,215 Operating Expenses $54,279 Other Utility Income, Net of Taxes $619 Total Utility Operating Income $28,502 Gain on Property Transactions, Net of Taxes $33 Non-Water Sales Earnings (Services and Rentals), Net of Taxes $842 Net Income $23,202 Net Income Applicable to Common Shareholders $23,173 Basic Earnings Per Average Common Share $2.03 Diluted Earnings Per Average Common Share $1.99 Basic Weighted Average Common Shares Outstanding 11,436 Diluted Weighted Average Common Shares Outstanding 11,661 Book Value Per Share $24.39

NASDAQ: CTWS www.ctwater.com 33 Condensed Balance Sheet As of September 30, 2017 (In thousands) ASSETS Net Utility Plant $683,738 Current Assets 47,149 Other Assets 208,489 Total Assets $939,376 CAPITALIZATION AND LIABILITIES Shareholders’ Equity $294,405 Preferred Stock 772 Long-Term Debt 255,193 Current Liabilities 39,835 Other Liabilities and Deferred Credits 349,171 Total Capitalization and Liabilities $939,376

NASDAQ: CTWS www.ctwater.com 34 Reconciliation of Enterprise Value Market Capitalization 11/8/17 (Nasdaq) $726,819,000 + Long-Term Debt (CTWS Form 10-Q filed (11/8/17) 255,193,000 + Current Portion of Long-Term Debt (CTWS Form 10-Q filed 11/8/17) 7,950,000 + Preferred Stock (CTWS Form 10-Q filed 11/8/17) 772,000 - Cash/Cash Equivalents (CTWS Form 10-Q filed 11/8/17) - 8,274,000 Enterprise Value $982,460,000 Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the Company’s website www.ctwater.com and at www.sec.gov under ticker symbol CTWS

NASDAQ: CTWS www.ctwater.com 35 Conservative Financial Management • S&P credit rating: ‘A’/Stable (reaffirmed on March 2017) • No near-term debt maturities/ equity offerings (excluding on- going Dividend Reinvestment Plan) • Balanced debt-equity ratio • 70.9% Cumulative Total Shareholder Return over a 3-year period (2014 – 2016) Long-Term Debt to Capitalization Ratio 53.0% 48.0% 46.0% 45.0% 43.0% 45.0% 30% 45% 60% 2011 2012 2013 2014 2015 2016

NASDAQ: CTWS www.ctwater.com 36 CTWS Creates Shareholder Value Strong Core Business plus Best-in-Class Tools for Success Strong Predictable Revenue (WRA) Minimal Regulatory Lag (WICA, WISC) Effective Expense Management

NASDAQ: CTWS www.ctwater.com 37 • National Management Innovation Award for Customer Protection Program – Protects customers from utility worker imposters • Invest and maintain infrastructure to deliver high-quality water and reliable service • Assistance Programs for low income/hardship • Responsive and Courteous Service • Leverage technology to drive convenience and efficiency • Customer Satisfaction! – World-Class 16 straight years Customer Strategy

NASDAQ: CTWS www.ctwater.com 38 • Leadership is a privilege • Values-based • Team & service oriented professionals • “Satisfied Employees Satisfy Customers” • Employee Satisfaction – Executive compensation metric Employee Strategy

NASDAQ: CTWS www.ctwater.com 39 Environmental Strategy • Leverage CT’s Water Revenue Adjustment (WRA) to promote water conservation • Donate/sell unneeded land as protected open space • Replace aging pipe, valves and pumps to conserve natural resources • Aggressively manage energy usage • Invest in and protect watershed lands

NASDAQ: CTWS www.ctwater.com 40 Repair Tax Facts - CTWS • Cash flow improvement allows for increased capital investment with less reliance on financing • We are replacing Operating Expense with Capital Expense (Virtually tripling from 2011 to 2016) • Customers and Regulators will realize the benefits in the form of manageable increases despite level of capital investment

NASDAQ: CTWS www.ctwater.com 41  6-month regulatory timeline  Water Infrastructure and Conservation Adjustment (WICA)  Expanded in 2013  Water Revenue Adjustment enacted in 2013  Single Tariff  Allowed ROE: 9.75% to 10.1% Constructive Regulatory Environments  Streamlined rate approach  Virtually all cases “Settled”  Water Infrastructure Surcharge (WISC)  Nearly all plant eligible  Water Revenue Adjustment enacted in 20151  Allowed ROE = 9.5% to 10% CT Public Utilities Regulatory Authority ME Public Utilities Commission 1 A water revenue adjustment law in Maine became effective October 15, 2015. With rate stay outs in most of its regulatory divisions as part of the repair tax dockets, Maine Water is now evaluating how and when this new mechanism can be implemented. J. Betkoski, PURA Vice Chair, „NARUC‟ Water Committee M. Vannoy, MPUC Chair, „NARUC‟ Water Committee